Exhibit 99.2

FORM FOR ROBERT A. ECKERT

GRANT AGREEMENT

FOR

EMPLOYEE STOCK OPTION

UNDER 2005 PLAN

WITH 3-YEAR 10%-10%-20%-20%-20%-20% VESTING

Grant Agreement for a

Non-Qualified Stock Option

under the Mattel, Inc. 2005 Equity Compensation Plan

This is a Grant Agreement (this “Grant Agreement”) between Mattel, Inc. (“Mattel”) and Robert A. Eckert (the “Holder”). The Notice of Grant of Stock Option that is attached hereto as the cover page of this Grant Agreement is hereinafter referred to as the “Notice.”

Recitals

Mattel has adopted the 2005 Equity Compensation Plan (the “Plan”) for the granting to selected employees of awards based upon shares of Common Stock of Mattel. In accordance with the terms of the Plan, the Compensation Committee of the Board of Directors (the “Committee”) has approved the execution of this Grant Agreement between the Company and the Holder. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Plan.

Option

1. Terms. Mattel grants to the Holder a Non-Qualified Stock Option (this “Option”) to purchase, on the terms and conditions set forth below in this Grant Agreement, all or any part of the aggregate number of shares of Common Stock set forth in the Notice, which shall remain outstanding during the period (the “Term”) expiring on the tenth anniversary of the effective date of the grant (the “Grant Date”), as specified in the Notice, unless and to the extent this Option is terminated or forfeited before the end of the Term pursuant to Section 5 or 6 below. The tenth anniversary of the Grant Date is hereinafter referred to as the “Expiration Date.” The per-share exercise price of this Option equals the Fair Market Value of a share of Common Stock on the Grant Date, and is set forth in the Notice.

2. Vesting and Exercisability.

i. This Option shall vest and become exercisable with regard to the following percentages of the aggregate number of shares of Common Stock subject to this Option, rounded to the nearest whole number of shares, on the vesting dates set forth below, unless the Holder’s Severance has occurred prior to the applicable vesting date:

Vesting Date	Cumulative Percent of Shares Subject to this Option Vested on Such Date
Six months after the Grant Date	10%
One year after the Grant Date	20%
Eighteen months after the Grant Date	40%
Two years after the Grant Date	60%
Thirty months after the Grant Date	80%
Three years after the Grant Date	100%

ii. Notwithstanding the provisions of Section 2(i) above, the following provisions shall apply upon the occurrence of the following specified events:

(A) If the Holder’s Severance occurs by reason of the Holder’s death, then on the date of the Holder’s death, all portions of this Option not previously exercised shall immediately become fully vested and shall be exercisable by the Holder’s legal representatives or designated beneficiary.

(B) If the Holder’s Severance occurs by reason of the Holder’s Disability (as defined in the Holder’s Executive Employment Agreement with Mattel dated October 18, 2000 and effective as of May 16, 2000 (the “Employment Agreement”)), then on the Disability Effective Date (as defined in the Employment Agreement), all portions of this Option not previously exercised shall immediately become fully vested and exercisable.

(C) If the Holder’s employment with Mattel is terminated for Cause (as defined in the Employment Agreement), then on the Date of Termination (as defined in the Employment Agreement), all portions of this Option that are unexercised at the date of such termination shall be forfeited; provided that such forfeiture shall not take place until all of the following have occurred: (i) at least two-thirds (2/3) of the nonmanagement members of the Board of Directors of Mattel make a good faith determination that termination for Cause is appropriate, (ii) the Holder has received written notice of the activity that constitutes grounds for termination for Cause, (iii) the Holder has been afforded a reasonable opportunity to cure or correct the activity described in such notice, and (iv) the Holder has failed to substantially cure, correct or cease the activity, as appropriate.

(D) If Mattel terminates the Holder’s employment other than for Cause or Disability or the Holder terminates his employment with Mattel for Good Reason (as defined in the Employment Agreement), then on the Date of Termination, all portions of this Option not previously exercised shall immediately become fully vested and exercisable.

(E ) If, within 18 months following a Change of Control (as defined in the Employment Agreement), the Holder terminates his employment with Mattel for Good Reason, or Mattel or the surviving entity terminates the Holder’s employment other than for Cause or Disability, or if within the 30-day period immediately following the six (6) month anniversary of a Change of Control the Holder terminates the Holder’s employment for any reason, then on the Date of Termination, all portions of this Option not previously exercised shall immediately become fully vested and exercisable.

(F) If (1) the Holder incurs a Severance other than under any of the circumstances described in (A) through (E) above, (2) such Severance constitutes a Retirement, and (3) the date of such Retirement is at least six (6) months after the Grant Date, then all portions of this Option not previously exercised shall immediately become fully vested and exercisable.

iii. The number of shares that may be purchased upon exercise of this Option shall in each case be calculated to the nearest full share.

3. Method of Exercising. In order to exercise this Option in whole or in part, the Holder shall follow such procedures as may be established by the Company from time to time, including through any automated system that the Company may establish for itself or using the services of a third party, such as a system using an internet website or interactive voice response. In order for such exercise to be considered effective, the Holder must satisfy the withholding obligations of Section 4 below and the certification obligation of Section 5 below, and make full payment of the exercise price for the shares being purchased in accordance with such methods as the Committee may approve from time to time. As of the Grant Date, the following forms of payment are available:

i. cash;

ii. by the withholding of shares that would otherwise be issued upon the exercise of the Option; and

iii. by the delivery to Mattel or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to Mattel to pay the exercise price of the Option.

4. Withholding. As a condition to exercising this Option in whole or in part, the Holder shall pay, or make provisions satisfactory to the Company for payment of, any income tax, social tax, or other taxes required to be withheld in connection with such exercise, including by delivery of Common Stock and/or the withholding of Common Stock being purchased in the exercise in question, having a Fair Market Value, on the date of exercise, equal to the minimum amount required to be withheld.

5. Termination, Rescission and Recapture. The Holder specifically acknowledges that this Option is subject to the provisions of Section 18 of the Plan, entitled “Termination, Rescission and Recapture,” which can cause the forfeiture of this Option, the rescission of Common Stock acquired upon the exercise of this Option and/or the recapture of proceeds of the sale of such Common Stock. Except as provided in the next sentence, as a condition of the exercise of this Option, the Holder will be required to certify that he or she is in compliance with the terms and conditions of the Plan and, if a Severance has occurred, to state the name and address of his or her then-current employer or any entity for which the Holder performs business services and his or her title, and shall identify any organization or business in which the Holder owns a greater-than-five-percent equity interest. Section 18 of the Plan is inapplicable, and accordingly such certification shall not be required, in connection with any exercise after a Severance of the Holder that occurs within the 18-month period after a Change in Control (as defined in the Plan).

6. Consequences of Severance. Subject to Section 5 above, any portion of this Option (a) that is not exercisable pursuant to Section 2(i) on the date of the Holder’s Severance and (b) as to which vesting is not accelerated pursuant to Section 2(ii) shall terminate immediately upon the Holder’s Severance. Any portion of this Option that is exercisable on the date of the Holder’s Severance (including any portion as to which vesting is accelerated pursuant to Section 2(ii)) shall terminate on the earlier of (x) the date which is ninety (90) days after the Holder’s Severance date, provided that if such Severance occurs during the 18-month period following a Change in Control, then the date shall instead be the date two (2) years after the Holder’s Severance date, or (y) the Expiration Date, except that:

i. If the Holder’s Severance occurs by reason of the Holder’s death, then all portions of this Option not previously exercised shall be exercisable by the Holder’s legal representatives or designated beneficiary until the Expiration Date.

ii. If the Holder’s Severance occurs by reason of the Holder’s Disability (as such term is defined in the Employment Agreement), then all portions of this Option not previously exercised shall be exercisable until the Expiration Date.

iii. If the Holder’s employment with Mattel is terminated for Cause (as such term is defined in the Employment Agreement), then this Option shall terminate immediately upon such termination for Cause; provided that the termination of this Option shall not take place until all of the following have occurred: (i) at least two-thirds (2/3) of the nonmanagement members of the Board of Directors of Mattel make a good faith determination that termination for Cause is appropriate, (ii) the Holder has received written notice of the activity that constitutes grounds for termination for Cause, (iii) the Holder has been afforded a reasonable opportunity to cure or correct the activity described in such notice, and (iv) the Holder has failed to substantially cure, correct or cease the activity, as appropriate; and provided further that if the Holder has not received, at least seven (7) days before the initially designated effective date of a termination for Cause, written notice of the determination by at least two-thirds (2/3) of the nonmanagement members of the Board of Directors of Mattel that termination for Cause is appropriate, then the Holder will, from the initially designated effective date of the termination for Cause until seven (7) days after receiving that written notice, be treated for purposes of this Option as an employee of Mattel on a leave of absence, and the termination for Cause shall take effect at the end of that seven (7)-day period, except that no additional vesting of this Option shall occur after the initially designated effective date of the termination for Cause.

iv. If Mattel terminates the Holder’s employment other than for Cause or Disability or the Holder terminates his employment with Mattel for Good Reason (as such term is defined in the Employment Agreement), then all portions of this Option not previously exercised shall be exercisable until the Expiration Date.

v. If, within 18 months following a Change of Control (as such term is defined in the Employment Agreement) of Mattel, the Holder terminates his employment with Mattel for Good Reason, or Mattel or the surviving entity terminates the Holder’s employment other than for Cause or Disability, or if within the 30-day period immediately following the six (6) month anniversary of a Change of Control the Holder terminates the Holder’s employment for any reason, then all portions of this Option not previously exercised shall be exercisable until the Expiration Date.

vi. If (a) the Holder incurs a Severance other than under any of the circumstances described in (i) through (v) above, (b) such Severance constitutes a Retirement and (c) the date of such Retirement is at least six (6) months after the Grant Date, then all portions of this Option not previously exercised shall be exercisable until the earlier of (x) five (5) years following the date of Retirement or (y) the Expiration Date.

7. Compliance with Law.

i. No shares issuable upon the exercise of this Option shall be issued and delivered unless and until all applicable registration requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been complied with. In particular, the Committee may require certain investment (or other) representations and undertakings in connection with the issuance of securities in connection with the Plan in order to comply with applicable law.

ii. If any provision of this Grant Agreement is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Grant Agreement is determined to be illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law, but the other provisions of this Grant Agreement shall remain in full force and effect.

8. Assignability. This Option shall not be transferable by the Holder, other than upon the death of the Holder, in accordance with such beneficiary designation procedures or other procedures as the Company may prescribe from time to time. This Option shall be exercisable, subject to the terms of the Plan and this Grant Agreement, only by the Holder, the guardian or legal representative of the Holder as provided in Section 9(c) of the Plan, or any person to whom this Option is permissibly transferred pursuant to this Section 8 and Section 15(a) of the Plan, it being understood that the term “Holder” includes such guardian, legal representative and other transferee; provided, that references to employment or other provision of services to the Company (such as the terms “Disability”, “Retirement” and “Severance”) shall continue to refer to the employment of, or provision of services by, the original Holder named above.

9. Certain Corporate Transactions. In the event of certain corporate transactions, this Option shall be subject to adjustment as provided in Section 16 of the Plan. In the event of a Change in Control, this Option shall be subject to the provisions of Section 17 of the Plan.

10. No Additional Rights.

i. Neither the granting of this Option nor its exercise shall (a) affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law, (b) confer upon the Holder the right to continue performing services for the Company, or (c) interfere in any way with the right of the Company to terminate the services of the Holder at any time, with or without Cause.

ii. The Holder acknowledges that (a) this is a one-time grant, (b) the making of this grant does not mean that the Holder will receive any similar grant or grants in the future, or any future grants at all, and (c) this grant does not in any way entitle the Holder to future grants under the Plan, if any, and the Company retains sole and absolute discretion as to whether to make any additional grants to the Holder in the future and, if so, the quantity, terms, conditions and provisions of any such grants.

iii. Without limiting the generality of subsections i. and ii. immediately above, and subject to Section 6 above, if the Holder’s employment with the Company terminates, the Holder shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Option or the Plan which he or she might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

11. Rights as a Stockholder. Neither the Holder nor any other person legally entitled to exercise this Option shall have any rights as a stockholder with respect to any shares covered by this Option until such shares have been issued to the Holder following the exercise of this Option.

12. Compliance with Plan. This Option is subject to, and the Company and the Holder agree to be bound by, all of the terms and conditions of the Plan as it shall be amended from time to time, which are incorporated herein by reference. No amendment to the Plan shall adversely affect this Option without the consent of the Holder. In the case of a conflict between the terms of the Plan and this Option, the terms of the Plan shall govern.

13. Data Privacy Waiver. By accepting the grant of this Option, the Holder hereby agrees and consents to:

i. the collection, use, processing and transfer by Mattel and its Subsidiaries (collectively, the “Group”) of certain personal information about the Holder (the “Data”);

ii. any members of the Group transferring Data amongst themselves for the purposes of implementing, administering and managing the Plan;

iii. the use of such Data by any such person for such purposes; and

iv. the transfer to and retention of such Data by third parties in connection with such purposes.

For the purposes of clause (i) above, “Data” means the Holder ‘s name, home address and telephone number, date of birth, other employee information, any tax or other identification number, details of all rights to acquire Common Stock granted to the Holder and of Common Stock issued or transferred to the Holder pursuant to the Plan.

14. Governing Law. The interpretation, performance and enforcement of this Option shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws.